UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2021 (August13, 2021)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 13, 2021, L3Harris Technologies, Inc. (the “Company”) appointed Ms. Corliss J. Montesi Vice President and Principal Accounting Officer, effective August 13, 2021. Ms. Montesi succeeds Mr. Todd A. Taylor, who has served as the Company’s Principal Accounting Officer since 2015. There is no disagreement on any matter relating to the Company’s financial condition or financial reporting between the Company and Mr. Taylor, who will be available for a transition period.

Ms. Montesi, 57, has served as the Company’s Vice President, Internal Audit since June 2020. Prior to joining the Company, Ms. Montesi was Vice President, Functional Transformation – Shared Services, at Stanley Black and Decker, where she led the transformation of the Finance Shared Services organization from 2018 to 2019. She previously served as Stanley Black and Decker’s Vice President, Corporate Controller from 2014 to 2018. Ms. Montesi also held various financial leadership roles at United Technologies Corporation (“UTC”) from 1997 to 2014, including as Vice President, Controller at Sikorsky Aircraft, Vice President, Finance and Chief Financial Officer at Sikorsky Aerospace Services, Global Director, Internal Audit at UTC and Vice President Controller at Pratt & Whitney. Prior to that, she held roles at the Financial Accounting Standards Board and Deloitte & Touche. Ms. Montesi received her B.S. degree in accounting from the University of Connecticut and her M.B.A. degree from the University of Bridgeport and also is a certified public accountant.

In connection with Ms. Montesi’s appointment as Vice President and Principal Accounting Officer, the Compensation Committee of the Company’s Board of Directors approved Ms. Montesi’s new compensation arrangements comprised of an annual base salary level of $415,000 and a short‑term cash incentive target under the Company’s Annual Incentive Plan equal to 60% of her base salary, in each case effective August 13, 2021.

Ms. Montesi will also become party to the Company's standard Indemnification Agreement for officers, previously filed with the Securities and Exchange Commission.

There (x) is no arrangement or understanding between Ms. Montesi and any other person pursuant to which she was appointed as Vice President and Principal Accounting Officer of the Company, (y) is no family relationship between Ms. Montesi and any director or executive officer of the Company, and (z) are no related persons transactions between the Company and Ms. Montesi reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: August 17, 2021		Title:	Senior Vice President, General Counsel and Secretary

2